Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Turn Therapeutics Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2025	By:	/s/ Zuraiz Chaudhary
Zuraiz Chaudhary
Interim Chief Financial Officer and Chief Accounting Officer
(principal financial officer and principal accounting officer)